                                                                   EXHIBIT 10.23

                 KEY EMPLOYEE RECOGNITION AND COMMITMENT PLAN

                                      OF

                              LEVI STRAUSS & CO.


                                 CONFIDENTIAL
                                 ------------

ABOUT THIS MATERIAL
--------------------------------------------------------------------------------


This document describes how the Key Employee Recognition and Commitment Plan of Levi Strauss & Co. works. It explains:


 .    The purpose of the Plan;


 .    Who administers the Plan;


 .    Who is eligible to receive an award under the Plan;


 .    How individual awards are determined;


 .    What a Unit is and how it works;


 .    When awards are paid; and


 .    What happens in the event of termination of employment.


This is the official Plan document, which contains the exclusive and complete description of the terms this Plan. This Plan may be amended from time to time, at the discretion of the Administrator.

CONTENTS
--------------------------------------------------------------------------------

                                                                      Page
                                                                      ----

Key Employee Recognition and Commitment Plan of Levi Strauss & Co.       1


Appendix One: Glossary of Terms                                         17


Appendix Two: Time Line of Actions Under This Plan                      20

KEY EMPLOYEE RECOGNITION AND COMMITMENT PLAN
OF LEVI STRAUSS & CO.
-------------------------------------------------------------------------------


The Key Employee Recognition and Commitment Plan of Levi Strauss & Co. ("Plan") recognizes and rewards key employees for making contributions, over time, to the Company's success. Awards are based on achievement of long-term financial and corporate values objectives of the Company.


PURPOSE OF THE PLAN
-------------------

 .    To recognize selected key employees who have made, continue to make, have the potential to make, or are expected to make substantial contributions to the Company.


 .    To engender a commitment to the continued success of the Company.


 .    To engender a commitment to enhance pride of association with the
     Company.


 .    To provide a financial award for meeting long-term financial objectives measured by cash flow and for modeling and promoting Company values and integrating such values into all business decisions.


 .    To encourage and reward team performance.


EFFECTIVE DATE
--------------


 .    The Plan starts on the first day of fiscal year 1997, and ends on the last day of fiscal year 2003.


PLAN ADMINISTRATION
-------------------


 .    The Plan is administered under the direction of the Administrator.  The
     Administrator's determinations and interpretations (including, without limitation, those relating to determination of Financial Unit Value, Settlement Unit Value, Corporate Values Score, and those relating to payment upon employment termination) shall be binding on all

     Participants. In administering the Plan, the Administrator will consult with the Chief Executive Officer. The Administrator may delegate any of its duties to others.


 .    The Administrator's responsibilities include, but are not limited to, approving:


     -- An employee's participation in the Plan, as nominated by the Chief Executive Officer;


     --   Financial and corporate values measures and objectives;


     --   Participants' individual target awards;



     --   Corporate Values Scores;


     --   Settlement Unit Values;


     --   Award Payments;


     --   Interpretation of the Plan; and


     --   Plan amendments.


ELIGIBILITY
-----------


 .    Participants are employees of the Company and Subsidiaries who are nominated by the Chief Executive Officer and approved by the Administrator.


WRITTEN AWARD AGREEMENT
-----------------------


 .    A written Award Agreement will be created for each Participant that documents the number of Units granted and other terms, conditions, and rights as determined by the Administrator.


TARGET AWARDS FOR PARTICIPANTS
------------------------------

 .    Participants' individual target awards are determined by the
     Administrator.


GRANTS
------


 .    A Participant will receive a one-time grant of Units as of the first day of fiscal year 1997. Subsequently, the Administrator may, at its discretion, grant additional Units to Participants, including new Participants.


 .    The number of Units granted is determined by dividing the Participant's individual target award by $1,000.


FINANCIAL MEASURES AND OBJECTIVES
---------------------------------


 .    The Company's EBITDA is the measure used to set the Company's financial objectives and to assess performance against those objectives.


 .    The Company's EBITDA means the audited net income of the Company on a consolidated basis before (1) interest, (2) taxes, (3) depreciation, (4) amortization, (5) costs and expenses relating to the Company's acquisition of Levi Strauss Associates Inc., including compensation-related expenses resulting from such acquisition, such as with respect to stock options and stock appreciation rights, (6) all accruals and expenses directly relating to the operation of the Global Success Sharing Plan, and (7) all accruals and expenses directly relating to the operation of this Plan, all as determined by the Administrator.


 .    The financial objectives are shown below in Table I on page 5.


 .    The Company's achievement of financial objectives will be expressed as
     Financial Unit Value, as shown in Table II on page 5.


CORPORATE VALUES OBJECTIVES
---------------------------

 .    The use of Corporate Values Score is intended to align the financial rewards under the Plan with the Company's strategic aim of promoting and integrating Company values into business decisions and practices.


 .    The Chief Executive Officer may seek Participants' recommendations in establishing or revising the corporate values objectives for purposes of this Plan. The Chief Executive Officer will initially determine the corporate values objectives during the fiscal year 1997 and may subsequently revise them. The Administrator may review the initial or revised corporate values objectives at the Administrator's initiation and discretion.


 .    The Company's and the Participants' collective achievement of the corporate values objectives will be reviewed by the Chief Executive Officer, with the Participants' input, on a cumulative and on-going basis at such times as the Chief Executive Officer may decide in his or her sole discretion.


 .    The Company's and the Participants' collective achievement of corporate values objectives, as of the end of fiscal years 2001, 2002, and 2003, will be expressed as the Corporate Values Score. The range of the Corporate Values Score will be determined by the Chief Executive Officer, with input from the Participants', in fiscal year 1997. The Chief Executive Officer will determine the Corporate Values Score, subject to review and modification by the Administrator at the Administrator's initiative and discretion.


 .    If Corporate Values Score is not measured for any particular fiscal year, the last measured Corporate Values Score will be used in determining Settlement Unit Value (as defined below under "Settlement Unit Value and Award Payment").


SETTLEMENT UNIT VALUE AND AWARD PAYMENT
---------------------------------------


 .    Award Payment is the cash payable to a Participant upon exercise of his or her vested Units. The amount of Award Payment is determined by multiplying the number of Units exercised by the applicable Settlement Unit Value.


 .    Settlement Unit Value is determined by multiplying the Financial Unit
     Value by the Corporate Values Score (each as applicable during the Exercise Period in which the vested Units are exercised).


 .    The Financial Unit Value will be determined as of the last day of fiscal years 2001, 2002, and 2003, based on the Company's achievement of financial objectives.

 .    Table I shows the Company's financial objectives, i.e., threshold and target EBITDA levels for fiscal years 2001, 2002, and 2003:


Table I

     ===================================================================================================================
      CUMULATIVE EBITDA IN             END OF FISCAL YEAR             END OF FISCAL YEAR            END OF FISCAL YEAR
       U.S. $ (IN BILLIONS)                  2001                            2002                        2003
     -------------------------------------------------------------------------------------------------------------------
     TARGET                                  $6.2                            $8.1                        $10.2
     -------------------------------------------------------------------------------------------------------------------
     THRESHOLD                               $4.8                            $6.0                        $ 7.2
     ===================================================================================================================


 .    Table II shows the Financial Unit Value upon meeting threshold and target
     EBITDA levels for fiscal years 2001, 2002, and 2003.


Table II

     ===================================================================================================================
     FINANCIAL UNIT VALUE           END OF FISCAL YEAR              END OF FISCAL YEAR              END OF FISCAL YEAR
                                          2001                            2002                             2003
     -------------------------------------------------------------------------------------------------------------------
     TARGET                               $667                           $833                             $1,000
     -------------------------------------------------------------------------------------------------------------------
     THRESHOLD                            $  0                           $  0                             $    0
     ===================================================================================================================


 .    As of end of each fiscal year 2001, 2002, and 2003,


     -- The Financial Unit Value will be zero if the Company's EBITDA meets or is less than the threshold level.


     -- If the Company's EBITDA meets the target level, the Financial Unit Value will be as shown above in Table II.


     -- If the Company's EBITDA is between the threshold level and the target level, the Financial Unit Value will be interpolated on a straight-line basis.


     -- If the Company's EBITDA exceeds the target level, the Financial Unit Value will be extrapolated on a straight-line basis.


     --   There is no maximum on the Financial Unit Value.


PERFORMANCE PERIOD
------------------

 .    The Performance Period for the Units will be up to 7 years. The
     Performance Period of the Units for an individual Participant also depends on employment termination, as discussed further on pages 8-12 regarding termination of employment.


VESTING AND EXERCISE SCHEDULE; DEFERRAL OF RECEIPT
--------------------------------------------------


 .    The Units granted effective as of the beginning of fiscal year 1997 will vest in 25% increments on the last day of fiscal years 1997, 1998, 1999, and 2000, respectively. All other grants will be subject to vesting terms established by the Administrator.


 .    The vested Units will become exercisable in 33-1/3% increments on the last day of fiscal years 2001, 2002, and 2003, respectively. Once vested Units become exercisable, a Participant can exercise all or any portion of his or her vested Units, by delivering to the Company, during any Exercise Period, an exercise notice in a form to be prescribed by the Administrator.


 .    Vested Units that have not been exercised by the end of fiscal year 2003 will be automatically deemed exercised during the second quarter of fiscal year 2004, and Award Payment will be paid as soon as practicable thereafter.


 .    A Participant who is eligible to participate in the Company's Deferred
     Compensation Plan For Executives may defer receipt of Award Payment payable upon future exercise of his or her vested Units, to the extent permitted under and in accordance with the terms of the Deferred Compensation Plan for Executives. A Participant who elects to defer must elect irrevocably, on a form to be prescribed by the Administrator, during the applicable Deferral Election Period.


 .    For any Participant who is not eligible to participate in the Company's
     Deferred Compensation Plan For Executives and whose Company-related income is subject to taxation outside of the United States, deferral of receipt of Award Payment will be subject to local law and at the discretion of the Administrator, as of the beginning of the applicable Deferral Election Period.


 .    Applicable Deferral Election Periods are as follows:


     -- With respect to vested Units that become exercisable at the end of fiscal year 2001, the Deferral Election Period is the second quarter of fiscal year 2001.

       -- With respect to vested Units that become exercisable at the end of fiscal year 2002, the Deferral Election Period is the second quarter of fiscal year 2002.


       -- With respect to vested Units that become exercisable at the end of fiscal year 2003, the Deferral Election Period is the second quarter of fiscal year 2003.


  . Table III shows the vesting and exercise schedule, Exercise Periods, and the Deferral Election Periods.


  Table III

==================================================================================================================================
FISCAL YEAR    PERCENTAGE OF UNITS    RIGHT TO EXERCISE VESTED   PERCENTAGE OF VESTED    EXERCISE PERIOD      DEFERRAL ELECTION
               VESTED (ON THE LAST     UNITS (ON THE LAST DAY      UNITS EXERCISABLE                        PERIODS (FOR ELIGIBLE
                DAY OF THE FISCAL        OF THE FISCAL YEAR)      (ON THE LAST DAY OF                           PARTICIPANTS)
                      YEAR)                                         THE FISCAL YEAR)
------------------------------------------------------------------------------------------------------------------------------
   1997                25%                      No                        0                    N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------
   1998                25%                      No                        0                    N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------
   1999                25%                      No                        0                    N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------
   2000                25%                      No                        0                    N/A                 N/A
------------------------------------------------------------------------------------------------------------------------------
   2001                --                       Yes                  first 33-1/3         2nd quarter of     2nd quarter of FY
                                                                                             FY 2002               2001
------------------------------------------------------------------------------------------------------------------------------
   2002                --                       Yes                 second 33-1/3         2nd quarter of     2nd quarter of FY
                                                                                             FY 2003               2002
------------------------------------------------------------------------------------------------------------------------------
   2003                --                 Yes/Automatic              third 33-1/3         2nd quarter of     2nd quarter of FY
                                                                                             FY 2004               2003
===============================================================================================================================


TIME LINE ILLUSTRATION
----------------------


 .    Appendix Two on pages 20-22 shows a time line illustrating when the corporate values objectives are established, when Corporate Values Scores are measured, when Financial Unit Values are measured, when Units become vested and exercisable, the Exercise Periods during which vested Units can be exercised, and the Deferral Election Periods in which to elect to defer receipt of Award Payments.


ACCELERATION OF VESTING AND PAYMENTS
------------------------------------

 .    Notwithstanding any other provision of this Plan, the Administrator may, in its discretion, accelerate the vesting schedule or require any Participant to cash out or exercise all vested Units at the applicable Settlement Unit Value, regardless of the tax, financial, or other consequence to the Participant of such acceleration, exercise, or cashout.


TERMINATION OF EMPLOYMENT DUE TO RETIREMENT
-------------------------------------------


 .    A Participant who Retires during the second half of a fiscal year will be treated for vesting purposes as if he or she had continued in employment through the end of such fiscal year. A Participant who Retires during the first half of a fiscal year will not be given any credit for vesting purposes for employment during such fiscal year.


 .    A Participant who Retires can exercise his or her vested Units only in accordance with the vesting and exercise schedule shown in Table III on page 7.


TERMINATION OF EMPLOYMENT DUE TO DEATH
--------------------------------------


 .    A Participant who dies during a fiscal year will be treated for vesting purposes as if he or she had survived and remained employed through the end of such fiscal year.


 .    The Beneficiary of a Participant who terminates employment due to death will receive a lump-sum cashout of the Participant's unexercised vested Units as soon as practicable.


 .    The amount of the lump-sum cashout will be determined by multiplying the number of unexercised vested Units by the applicable Settlement Unit Value.


 .    The applicable Settlement Unit Values will be determined as shown in
     Table IV:


Table IV

  -----------------------------------------------------------------------------
  TERMINATION OF EMPLOYMENT DUE TO            SETTLEMENT UNIT VALUE
  DEATH DURING
  -----------------------------------------------------------------------------
             FY 1997                                  $125
  -----------------------------------------------------------------------------
             FY 1998                                  $250
  -----------------------------------------------------------------------------
             FY 1999                                  $375
  -----------------------------------------------------------------------------
             FY 2000                                  $500
  -----------------------------------------------------------------------------
      1st half of FY 2001                             $500
  -----------------------------------------------------------------------------
      2nd half of FY 2001             Settlement Unit Value based on Financial
                                      Unit Value and Corporate Values Score as the end of FY 2001

  -----------------------------------------------------------------------------
      1st half of FY 2002             Settlement Unit Value based on Financial
                                      Unit Value and Corporate Values Score as
                                      the end of FY 2001
  -----------------------------------------------------------------------------
      2nd half of FY 2002             Settlement Unit Value based on Financial
                                      Unit Value and Corporate Values Score as
                                      the end of FY 2002
  -----------------------------------------------------------------------------
      1st half of FY 2003             Settlement Unit Value based on Financial
                                      Unit Value and Corporate Values Score as
                                      the end of FY 2002
  -----------------------------------------------------------------------------
      2nd half of FY 2003             Settlement Unit Value based on Financial
                                      Unit Value and Corporate Values Score as
                                      the end of FY 2003
===============================================================================


TERMINATION OF EMPLOYMENT DUE TO PERMANENT DISABILITY
-----------------------------------------------------


 .    A Participant who terminates employment due to Permanent Disability during a fiscal year will be treated for vesting purposes as if his or her employment had continued through the end of such fiscal year.


 .    A Participant who terminates employment due to Permanent Disability can exercise his or her vested Units only in accordance with the vesting and exercise schedule shown in Table III on page 7.


 .    Notwithstanding the preceding provision of this Plan, a Participant who terminates employment due to Permanent Disability may apply, because of hardship or other reasons, to the Administrator for a cashout of his or her unexercised vested Units at any time. The Administrator may grant or deny the application in the Administrator's sole discretion.


 .    If the Administrator approves a cashout of unexercised vested Units before the Participant would otherwise be able to exercise them, the cashout will be paid as soon as practicable. The amount of such cashout will be determined by multiplying the number of Units cashed out by the applicable Settlement Unit Value.


 .    The applicable Settlement Unit Value depends on when a Participant's termination of employment occurs. The applicable Settlement Unit Value will be determined in the same manner as for termination of employment due to death, as set forth in Table IV on page 9.


TERMINATION OF EMPLOYMENT BY RESIGNATION
----------------------------------------


 .    A Participant who terminates employment by resignation during the second half of a fiscal year will be treated for vesting purposes as if he or she had continued in employment through the end of such fiscal year. A Participant who resigns during the first half of a fiscal year will not be given any credit for vesting purposes for employment during such fiscal year.

 .    A Participant who terminates employment by resignation will receive a lump- sum cashout of unexercised vested Units as soon as practicable.


 .    The amount of the lump-sum payment will be determined by multiplying the number of unexercised vested Units by the applicable Settlement Unit Value.


 .    The applicable Settlement Unit Value depends on when a Participant's termination of employment occurs. The applicable Settlement Unit Value will be determined in the same manner as for termination of employment due to death, as set forth in Table IV on page 9.


INVOLUNTARY TERMINATION OF EMPLOYMENT DUE TO LAYOFF
---------------------------------------------------


 .    A Participant who terminates employment due to layoff during a fiscal year will be treated for vesting purposes as if his or her employment had continued through the end of such fiscal year.


 .    A Participant who terminates employment due to layoff can exercise his or her vested Units only in accordance with the vesting and exercise schedule shown on Table III on page 7.


 .    Notwithstanding the preceding provision of the Plan, a Participant who terminates employment due to layoff may apply, because of hardship or other reason, to the Administrator for a cashout of his or her unexercised vested Units at any time. The Administrator may grant or deny the application in the Administrator's sole discretion.


 .    If the Administrator approves a cashout of unexercised vested Units before the Participant would otherwise be able to exercise them, the cashout will be paid as soon as practicable. The amount of such cashout will be determined by multiplying the number of Units cashed out by the applicable Settlement Unit Value.


 .    The applicable Settlement Unit Value depends on when a Participant's termination of employment occurs. The applicable Settlement Unit Value will be determined in the same manner as for termination of employment due to death, as set forth in Table IV on page 9.

INVOLUNTARY TERMINATION OF EMPLOYMENT FOR UNSATISFACTORY PERFORMANCE
--------------------------------------------------------------------
OR MISCONDUCT
-------------


 .    If a Participant's employment is terminated for unsatisfactory performance or misconduct, the Participant will forfeit all Units, vested or otherwise, and any other rights under the Plan, and will not be entitled to any payment under the Plan.


 .    The Administrator will determine in its sole discretion whether a termination for unsatisfactory performance or misconduct exists in individual cases.


DISCIPLINARY FORFEITURE
-----------------------


 .    A Participant will forfeit all Units, vested or otherwise, and any other rights under the Plan, and will not be entitled to any payment under the Plan, if:

     -- The Participant commits an act of misconduct while an employee of the Company or a Subsidiary, regardless of whether his or her employment is terminated by the Company or Subsidiary; or


     -- The Participant commits a breach of his or her Award Agreement at any time, including after termination of employment.


 .    The Administrator will determine in its sole discretion whether a
     Participant's act constitutes an act of misconduct or breach.


BENEFICIARY DESIGNATION
-----------------------


 .    As part of the Award Agreement, each Participant shall name a person or persons as the Beneficiary who is to receive any distribution payable under the Plan in the event of the Participant's death. The most recently designated Beneficiary will apply to all distributions, unless otherwise specified by the Participant. In the event that no Beneficiary has been properly designated, or if no properly designated Beneficiary survives the Participant, the Participant's estate shall be the Participant's Beneficiary.

TAX WITHHOLDING
---------------


 .    The Company may deduct from the cash payment to be paid upon exercise or cashout of vested Units any applicable taxes (e.g., U.S. federal, state, local or other taxes) required to be withheld by virtue of the exercise of the Units.


NO TAX, FINANCIAL, LEGAL OR OTHER ADVICE
----------------------------------------


 .    The Company or any Subsidiary has not and will not provide any tax, financial, legal, or other advice related to participation in the Plan, including, but not limited to, tax or financial consequences of participating in the Plan. No provision of the Plan will be interpreted as giving such advice.


OTHER BENEFITS
--------------


 .    Units granted and payments made with respect to those Units will not be considered compensation when determining any other Company-sponsored benefits (e.g., pension benefits, CAP benefits), except as provided under the Deferred Compensation Plan For Executives in the event a Participant elects to defer receipt of Award Payment under this Plan, as described on page 6.


NONASSIGNABILITY
----------------


 .    No Units or other rights granted under or provided by this Plan are assignable or transferable by Participants, or otherwise subject to levy, attachment, or execution of a judgment of any kind, except as provided for by a Participant's will or by the laws of descent and distribution.


 .    Qualified Domestic Relations Order


     -- Notwithstanding the preceding provision of the Plan, cash payable to a Participant under this Plan may be paid to an "alternate payee," as such person is defined in section 414(p)(8) of the Code.

     -- The amount payable to an alternate payee is as provided by a domestic relations order with respect to the Plan that would constitute a qualified domestic relations order within the meaning of section 404(p)(1)(A) of the Code, as if the Plan were subject to Code section 414(p).


     -- Determination of whether an order would constitute a qualified domestic relation order will be made by the Administrator, or its designee, in its sole discretion.


     -- The rights of any alternative payee hereunder are subject to the provisions of the Plan as administered with respect to alternate payees, and the Administrator may require an alternate payee to acknowledge that his or her rights are subject to such provisions.


 .    A Participant's right to exercise Units under the Plan are exercisable during the Participant's lifetime only by the Participant or his or her legal representative.


UNFUNDED STATUS
---------------


 .    The Plan is unfunded.  A Participant's right to receive payments under the Plan is an unsecured claim against the general assets of the Company. Although the Company may establish a bookkeeping reserve to meet its obligations, any rights acquired by any Participant are no greater than the right of any unsecured general creditor of the Company.


 .    No provision of the Plan gives anyone any interest in any particular property or asset of the Company or any stockholder rights, such as voting or dividend rights. The Company shall not be required to segregate any assets that may at any time be represented by cash or Units, nor shall the Company, Board of Directors, or the Administrator be deemed to be a trustee of any cash or Units to be paid or granted under this Plan. Any liability of the Company to any holder with respect to a grant of Units under this Plan shall be based solely upon any contractual obligations that may be created by this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance or security interest in, any property of the Company or any Subsidiary. Neither the Company, the Board of Directors, nor the Administrator shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. No Subsidiary shall have any obligation or liability to any person under this Plan.


NO LIMIT ON CAPITAL STRUCTURE CHANGES
-------------------------------------

 .    The establishment and operation of this Plan, including the grant of
     Units under this Plan, will not limit the ability of the Company or of any Subsidiary to reclassify, recapitalize, or otherwise change its capital or debt structure; to merge, consolidate, convey any or all of its assets, dissolve, liquidate, windup, or otherwise reorganize; or to take any action in respect of its manufacturing, marketing, distribution, merchandising, management, or any other aspect of its business, regardless of the impact on EBITDA or otherwise.


NO EMPLOYMENT RIGHTS
--------------------


 .    No provision of the Plan gives any Participant or anyone else the right to remain employed with the Company or its Subsidiary. The Company, and each Subsidiary, reserves the right to terminate any Participant's employment at any time, with or without cause and with or without notice.


AMENDMENT, MODIFICATION, OR TERMINATION OF PLAN
-----------------------------------------------


 .    The Administrator may modify, amend, or terminate any and all provisions of the Plan, and establish rules and procedures for its administration, at its discretion and without notice. Plan termination shall have the effect of terminating all unvested Units.


SEVERABILITY
------------


 .    If any provision of this Plan is held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision were not part of the Plan.


NO WAIVER
---------


 .    Failure of the Company to enforce at any time any provision of this Plan shall in no way be construed to be a waiver of such provision or any other provision of the Plan.


GOVERNING LAW
-------------


 .    The Plan and all individual Award Agreements hereunder will be governed by the laws of the State of California. In applying the laws of the State of California, its rules on choice of law will be disregarded.


ALL PROVISIONS
--------------


 .    This official Plan document represents the exclusive and complete statement of the terms of the Plan, and supersedes any and all prior or contemporaneous understandings, representations, documents, and communications between the Company or any Subsidiary and any Participant, whether oral or written, relating to its subject matters. The formal name of this Plan is the "Key Employee Recognition And Commitment Plan of Levi Strauss & Co." In the event of any conflict between the provisions of this official

     Plan document, as amended from time to time, and any other document describing or otherwise relating to the Plan, this official Plan document shall control.


Adoption
--------


To record the adoption of the Key Employee Recognition and Commitment Plan of Levi Strauss & Co., the Company has caused its duly authorized officer to execute this document.


                           Levi Strauss & Co.


                           By:  _________________________


                           Title:  Chief Executive Officer


                           Date:  _______________________

APPENDIX ONE: GLOSSARY OF TERMS
--------------------------------------------------------------------------------


Administrator means the Personnel Committee of the Board of Directors of the
-------------
Company.


Award Agreement means the written agreement between the Company and a
---------------
Participant that sets forth the number of Units granted to the Participant and other terms and conditions of the grant.


Award Payment means the cash payable to a Participant when the Participant
-------------
exercises his or her vested Units. The amount is based on the applicable Settlement Unit Value.


Beneficiary means the person or persons designated by a Participant to receive
-----------
any distribution payable under the Plan in the event of the Participant's death. The most recently designated Beneficiary will apply to all distributions, unless otherwise specified by the Participant. If no Beneficiary has been properly designated, or if no properly designated Beneficiary survives the Participant, the Participant's estate will be the Participant's Beneficiary.


Code means the Internal Revenue Code of 1986, as amended.
----


Company means Levi Strauss & Co.
-------


Corporate Values Score means a measure of the Company's and the Participants'
----------------------
collective achievement against the corporate values objectives. The Chief Executive Officer may seek the Participants' recommendations in establishing or revising the corporate values objectives. Corporate values objectives may include, but are not limited to, corporate reputation, customer satisfaction, and employee satisfaction. Although the Chief Executive Officer may seek Participants' recommendations, the Chief Executive Officer has sole discretion in establishing or revising the corporate values objectives, subject to review and modification by the Administrator at the Administrator's initiative and discretion. The Chief Executive Officer will determine the Corporate Values Score, subject to review and modification by the Administrator at the Administrator's initiative and discretion. The Corporate Values Score range (e.g., 0.8 - 1.2) will be determined by the Chief Executive Officer with Participants' input in fiscal year 1997.


EBITDA means the audited net income of the Company on a consolidated basis
------
before (1) interest, (2) taxes, (3) depreciation, (4) amortization, (5) costs and expenses relating to the Company's acquisition of Levi Strauss Associates Inc., including compensation-related expenses resulting from such acquisition, such as with respect to stock options and stock appreciation rights, (6) all accruals and expenses directly relating to the operation of the Global Success

Sharing Plan, and (7) all accruals and expenses directly relating to the operation of this Plan, all as determined by the Administrator.


Exercise Period means the period in which a Participant may exercise vested
---------------
Units. The Exercise Periods are the second quarter of fiscal years 2002, 2003, and 2004.


Financial Unit Value means a measure of the Company's achievement against
--------------------
financial objectives set in the Plan. The Financial Unit Value is zero if the Company's EBITDA does not exceed the threshold EBITDA level, and increases as the Company's EBITDA exceeds the threshold level. The rate of increase in Financial Unit Value is tied to the target EBITDA level. There is no cap on the Financial Unit Value. Table I on page 5 shows the threshold and target EBITDA levels for fiscal years 2001, 2002, and 2003, and Table II on page 5 shows the corresponding Financial Unit Values.


Participant means an employee of the Company or a Subsidiary, nominated by the
-----------
Chief Executive Officer and approved by the Administrator, who has been granted Units under this Plan.


Performance Period means, with respect to a Unit, the time period during which
------------------
the Company's achievement of financial and corporate values objectives is measured. If an individual Participant terminates his or her employment during the term of this Plan, the Performance Period of his or her Units would depend on the type of termination and when such termination occurs, as described further on pages 8-12.


Permanent Disability means the Participant is disabled within the meaning of,
--------------------
and eligible for benefits under, a long-term disability program or equivalent program maintained by the Company or a Subsidiary employing the Participant; or, in the opinion of the Administrator or its designee, is unable to engage in any substantially gainful employment by reason of any physical or mental impairment which can be expected to result in death or which can be expected to last for not less than 12 months.


Retirement or Retire means termination of employment by a Participant who meets
----------    ------
the age and service requirement as defined and determined under the pension plan applicable to the Participant and who elects to retire thereunder.


Settlement Unit Value means the monetary value of a Unit upon exercise.
---------------------
Settlement Unit Value is determined by multiplying the Financial Unit Value and the Corporate Values Score applicable during the Exercise Period in which the Unit is exercised.

Subsidiary means any corporation of which more than 50% of the outstanding
----------
shares having ordinary voting power are owned or controlled by the Company, and any other entity that the Board of Directors of the Company, in its sole discretion, deems to be a Subsidiary.


Unit means a future right to receive cash under the Plan. Its initial value is
----
zero, but the value may increase or decrease over time based on the Company's achievement of financial and corporate values objectives during the Performance Period.


Vesting means owning the right to the value of Units granted to a Participant
-------
under the Plan. For Units granted effective as of the beginning of fiscal year 1997, vesting occurs in 25% increments on the last day of fiscal years 1997, 1998, 1999, and 2000, as shown in Table III on page 7. All other Units will vest according to the terms established by the Administrator.

APPENDIX TWO: TIME LINE OF ACTIONS UNDER THIS PLAN
----------------------------------------------------------------------------------------------------------------------------------
                      -------------------------------------------------------------------------------------------------------
*    FY 1997          1st Quarter              2nd Quarter                3rd Quarter               4th Quarter

                      ?      .  Corporate values objectives are established during FY 1997 and may be             ?
                                revised thereafter.

                             .  The range of the Corporate Values Score will be determined during FY 1997.

                                                                                                                            ?
                                                                                                                  . 25% Units
                                                                                                                     Vested


                      -------------------------------------------------------------------------------------------------------
*    FY 1998          1st Quarter                 2nd Quarter                3rd Quarter                4th Quarter

                                                                                                                            ?
                                                                                                              . Additional 25%
                                                                                                                 Units Vested

                      -------------------------------------------------------------------------------------------------------
*    FY 1999          1st Quarter                 2nd Quarter                3rd Quarter                4th Quarter


                                                                                                                            ?
                                                                                                              . Additional 25%
                                                                                                                 Units Vested

                      -------------------------------------------------------------------------------------------------------
*    FY 1999          1st Quarter                 2nd Quarter                3rd Quarter                4th Quarter

                                                                                                                            ?
                                                                                                              . Additional 25%
                                                                                                                 Units Vested


* The Company's and the Participants' collective achievement of the corporate values objectives will be reviewed by the Chief Executive Officer, with the Participants' input, on a cumulative and on-going basis as such times as the Chief Executive Officer may decide in his or her sole discretion.

                      -------------------------------------------------------------------------------------------------------
*    FY 2001          1st Quarter              2nd Quarter                3rd Quarter               4th Quarter

                                                . If eligible, may                                                          ?
                                                  irrevocably elect                                            . First 33-1/3%
                                                  to defer receipt of                                             exercisable
                                                  payment upon
                                                  exercise of first
                                                  33-1/3%, which
                                                  becomes
                                                  exercisable at the
                                                  end of FY 2001,
                                                  regardless of
                                                  when actually
                                                  exercised

                      -------------------------------------------------------------------------------------------------------
*    FY 2002          1st Quarter               2nd Quarter               3rd Quarter               4th Quarter

                      . Financial Unit          . May exercise                                                              ?
                        Value determined          the first 33-1/3%                                           . Second 33-1/3%
                      . Corporate Values        . If eligible, may                                                exercisable
                        Score determined          irrevocably elect
                                                  to defer receipt of
                                                  payment upon
                                                  exercise of
                                                  second
                                                  33-1/3%, which
                                                  becomes
                                                  exercisable at the
                                                  end of FY 2002,
                                                  regardless of
                                                  when actually
                                                  exercised


* The Company's and the Participants' collective achievement of the corporate values objectives will be reviewed by the Chief Executive Officer, with the Participants' input, on a cumulative and on-going basis as such times as the Chief Executive Officer may decide in his or her sole discretion.

                      -------------------------------------------------------------------------------------------------------
*    FY 2003          1st Quarter              2nd Quarter                3rd Quarter               4th Quarter

                      . Financial Unit         . May exercise                                                               ?
                        Value determined         second 33-1/3%                                                . Third 33-1/3%
                      . Corporate Values         plus any other                                                   exercisable
                        Score determined         unexercised
                                                 vested Units
                                               . If eligible, may
                                                 irrevocably elect
                                                 to defer receipt of
                                                 payment upon
                                                 exercise of
                                                 third
                                                 33-1/3%, which
                                                 becomes
                                                 exercisable at the
                                                 end of FY 2003,
                                                 regardless of
                                                 when actually
                                                 exercised


                      -------------------------------------------------------------------------------------------------------
     FY 2004          1st Quarter              2nd Quarter                3rd Quarter               4th Quarter
                      . Financial Unit         . Automatic
                        Value determined         exercise of
                      . Corporate Values         unexercised,
                        Score determined         vested Units



* The Company's and the Participants' collective achievement of the corporate values objectives will be reviewed by the Chief Executive Officer, with the Participants' input, on a cumulative and on-going basis as such times as the Chief Executive Officer may decide in his or her sole discretion.